                                                            Exhibit 10(a)


                          INDEPENDENT AUDITORS' CONSENT


     We consent to the use in this Post-effective Amendment No. 8 to Registration Statement No. 33-29852 of Sun Life of Canada (U.S.) Variable Account F on Form N-4 of our report dated February 7, 1997 accompanying the financial statements of Sun Life of Canada (U.S.) Variable Account F and to the use of our report dated February 3, 1997 accompanying the financial statements of Sun Life Assurance Company of Canada (U.S.) appearing in the Prospectus, which is part of such Registration Statement, and to the incorporation by reference of our reports dated February 3, 1997 appearing in the Annual Report on Form 10-K of Sun Life Assurance Company of Canada (U.S.) for the year ended Decemeber 31, 1996.


We also consent to the references to us under the heading "Condensed Financial Information - Accumulation Unit Values" in such Prospectus.


DELOITTE & TOUCHE LLP
Boston, Massachusetts
April 30, 1997